Exhibit 99.1

© Rhythm® Pharmaceuticals, Inc. All rights reserved. ® January 2023 Rhythm Pharmaceuticals Transforming the lives of patients and their families living with hyperphagia and severe obesity caused by rare MC4R pathway diseases by rapidly advancing care and precision medicines addressing the root cause

® 2 This presentation contains certain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and that involve risks and uncertainties, including without limitation statements regarding the potential, safety, efficacy, and regulatory and clinical progress of setmelanotide, including the anticipated timing for initiation of clinical trials and release of clinical trial data and our expectations surrounding potential regulatory submissions, approvals and timing thereof, our business strategy and plans, including regarding commercialization of setmelanotide, the application of genetic testing and related growth potential, expectations surrounding the potential market opportunity for our product candidates, the sufficiency of our cash, cash equivalents and short - term investments to fund our operations, and strategy, prospects and plans, including regarding the commercialization of setmelanotide. Statements using words such as "expect", "anticipate", "believe", "may" and similar terms are also forward - looking statements. Such statements are subject to numerous risks and uncertainties, including but not limited to, our ability to enroll patients in clinical trials, the outcome of clinical trials, the impact of competition, the ability to achieve or obtain necessary regulatory approvals, risks associated with data analysis and reporting, our liquidity and expenses, the impact of the COVID - 19 pandemic on our business and operations, including our preclinical studies, clinical trials and commercialization prospects, and general economic conditions, and other risks as may be detailed from time to time in our Annual Reports on Form 10 - K and Quarterly Reports on Form 10 - Q and other reports we file with the Securities and Exchange Commission. Except as required by law, we undertake no obligations to make any revisions to the forward - looking statements contained in this presentation or to update them to reflect events or circumstances occurring after the date of this presentation, whether as a result of new information, future developments or otherwise. Forward Looking Statements

® 3 First and only FDA - approved and EC - authorized therapy that targets a root cause of hyperphagia and early - onset, severe obesity Strong start to U.S. launch for Bardet - Biedl syndrome (BBS) Expanding addressable patient population with robust clinical development program Achieved access in eight international markets in 2022

Rhythm Achieved Key Milestones in 2022, Laying the Groundwork for Continued Momentum Expected in 2023

- ✓ Launched IMCIVREE for BBS in U.S. following FDA approval in June
- ✓ Granted EC marketing authorization for IMCIVREE for BBS; received early access authorization in France
- ✓ Announced positive results from Phase 2 trial in hypothalamic obesity
- ✓ Completed enrollment in Phase 3 trial in pediatric patients
- ✓ Initiated three clinical studies: Phase 3 EMANATE trial, Phase 2 DAYBREAK trial and Phase 3 weekly switch trial
- ✓ Entered non-dilutive RIFA agreement with HealthCare Royalty for up to $100 million
- ✓ Closed $131.2 million public offering

2	Study Initiations
	Pivotal Phase 3 trial in hypothalamic obesity
	Phase 3 weekly formulation *de novo* trial

4+	Additional Launches
	Germany - BBS
	Canada – BBS and POMC, LEPR deficiencies
	The Netherlands and Spain for BBS

3	Data Readouts
	Phase 3 trial in pediatric patients
	Phase 3 weekly switch trial
	Preliminary data from Phase 2 DAYBREAK trial

4

Rhythm® PHARMACEUTICALS

® 5 Early - onset, Hyperphagia and Severe Obesity Have a Significant Impact on Patients with MC4R Pathway Diseases and their Families “My weight is my biggest challenge, and it affects every aspect of my daily activities. When I’m hungry, I can’t stop it because I don’t have the signal from my stomach to my brain.” Izzy, who was diagnosed with BBS when she was 5 years old. “ The most prevalent issue in Izzy’s life and our family’s life.” Leigh, Izzy’s mom. BORN WITH: Born with bradidactyl , tracheomalacia, small heart murmur and an unexplained fever 2 MONTHS OLD: Excessive weight gain becoming noticeable 3 YEARS OLD: Surgery to correct large chiari malformation BY 4 YEARS OLD: Seen by 15 doctors in six different states 4 ½ YEARS OLD: Ophthalmologist diagnosed retinitis pigmentosa; RP plus hyperphagia and severe obesity led to clinical diagnosis of BBS

MC4R Pathway Biology is Clear and Strong: Regulates Hunger, Caloric Intake, Energy Expenditure and, Consequently, Body Weight[1-4]



Hypothalamus
Upstream
Downstream
AgRP neuron
AgRP
LEPR
Adipose tissue
Leptin
Blood-brain barrier
PCSK1
POMC
α-MSH
β-MSH
MC4R
MC4R neuron
POMC neuron
LEPR
Downstream MC4R activity
Low
Normal
Hyperphagia
Obesity
Energy Expenditure

AgRP, agouti-related peptide; LEPR, leptin receptor; MC4R, melanocortin-4 receptor; MSH, melanocyte-stimulating hormone; PCSK1, proprotein convertase subtilisin/kexin type 1; POMC, proopiomelanocortin.

1. Abuzzahab et al. *Horm Res Paediatr.* 2019;91:128-136. **2.** Erfurth. *Neuroendocrinology.* 2020;110:767-779. **3.** Rose et al. *Obesity (Silver Spring).* 2018;26:1727-1732. **4.** Roth. *Front Endocrinol (Lausanne).* 2011;2:49.

6

Rhythm® PHARMACEUTICALS

Clinical Development Programs Designed to Expand IMCIVREE Label and Overall Opportunity


Upstream
Downstream
AgRP neuron
AgRP
LEPR
Adipose tissue
Leptin
Blood brain barrier
PCSK1
POMC
MC4R
MC4R neuron
POMC neuron
LEPR

Approved for:

Bardet-Biedl syndrome and
POMC, PCSK1 and LEPR deficiencies

2,000 – 5,000 patients in the U.S.

Entering Phase 3 in 1H 2023

Hypothalamic obesity

5,000 – 10,000 patients in the U.S.*

Phase 3 EMANATE Trial**

Heterozygous POMC/PCSK1 insufficiency

Heterozygous LEPR insufficiency

SRC1 deficiency

SH2B1 deficiency

53,000 patients in the U.S. †

*Estimated prevalence of U.S. patients based on company estimates; does not include ex-U.S. prevalence estimates.

† Estimated U.S. patients based on population with early-onset, severe obesity who may benefit from setmelanotide based on Rhythm sequencing results and current estimated responder rates; does not include ex-U.S. prevalence estimates. Estimate 6,000 with heterozygous POMC/PCSK1 insufficiency; 4,000 with heterozygous LEPR insufficiency, 20,000 with SRC1 deficiency and 23,000 with SH2B1 deficiency .

1.7% of the US population (328M; 2019 US census) presents with severe early onset obesity (Hales et al 2018‡); ~95% of individuals with severe early onset obesity remain obese into adulthood (Ward et al 2017)

** EMANATE trial includes patients with variants classified as pathogenic, likely pathogenic or of uncertain significance.

7

Rhythm® PHARMACEUTICALS

® 8 David Meeker, MD Chair, President and Chief Executive Officer Hunter Smith Chief Financial Officer Jennifer Chien Executive Vice President, Head of North America Yann Mazabraud Executive Vice President, Head of International Joe Shulman Chief Technology Officer 25 - plus years; focus on rare genetic disease treatments, including Aldurazyme®, Fabrazyme® and Myozyme ® 20 - plus years in finance, M&A, capital markets; financial leadership for Otezla ® 20 - plus years leading global commercial strategy in rare diseases 20 - plus years leading global commercial strategy in rare diseases 20 - plus years experience leading CMC, supply chain planning and quality assurance and control Rhythm Leadership – Strong Team with Broad Biopharma Experience

® 9 Bardet - Biedl Syndrome FDA approval in June 2022 EC authorization in September 2022

® 10 Bardet - Biedl Community is Established and Patients are Identified U.S. prevalence estimated to be 1,500 to 2,500 patients More than 600 individuals living with BBS are enrolled in CRIBBS registry

® 11 Continued Momentum Across First Full Quarter of Launch >120 * BBS prescriptions *Cumulative as of September 30, 2022 >80* unique prescribers >40 * Approvals for reimbursement

® 12 Personalized program to achieve access, set treatment expectations and support patient adherence and continuity of therapy Rhythm InTune Support Services Introduce IMCIVREE Set expectations Discuss therapy with physician Treatment support Injection tips Adherence Goal setting

® 13 Multi - channel Engagement to Continue Identifying Patients with BBS Identified and diagnosed Diagnosed not yet known to RYTM Suspected Undiagnosed Territory Manager engagement Congresses and professional societies Educational materials Patient Educations Managers Speaker programs Patient advocacy groups

® 14 International Market Access

Significant Market Opportunity for BBS and POMC, PCSK1 and LEPR Deficiencies in Europe

POMC, PCSK1 and LEPR Deficiency Obesities

~100

individuals identified in **EU4 + UK**

Estimated European prevalence

600 - 2,500

Bardet-Biedl Syndrome

>1,500

individuals identified in **EU4 + UK**

(~20 academic medical centers with >40 BBS patients)

Estimated European prevalence

~2,500

15

Rhythm® PHARMACEUTICALS

Global Launch Underway for POMC, PCSK1 and LEPR Deficiency


Farooqi Lab
@Farooqi_Lab
Delighted to prescribe Imcivree (Setmelanotide) today for the first time in the NHS. New licensed treatment for 3 genetic obesity syndromes following successful Phase 3 trials. @RhythmPharma @wellcometrust @CambridgeBRC

- ✓ **United Kingdom**
  Commercial launch in October 2022 following UK NICE recommendation
- ✓ **Germany**
  Launched, first sales in 2Q22 following exemption from G-BA lifestyle drug exclusion list
- ✓ **France**
  Reimbursed since March 2022 via early access program
- ✓ **Italy**
  Commercial launch in 4Q 2022
- ✓ **Netherlands**
  Commercial launch in 4Q 2022
- ✓ **Austria**
  Named patient sales
- ✓ **Turkey**
  Named patient sales
- ✓ **Argentina**
  Early access

16

Rhythm® PHARMACEUTICALS

® 17 EC Marketing Authorization Received Sept. 6, 2022 IMCIVREE for Treatment of Obesity and Control of Hunger in Patients with Bardet - Biedl Syndrome France Reimbursed early - access program achieved in July 2022 Germany G - BA exemption procedure ongoing Launch expected 1H2023 United Kingdom Submission through Reliance Procedure completed NICE HST evaluation initiated Italy D ossier submitted Spain Dossier submitted Netherlands On track for dossier submission in 1Q23

® 18 Hypothalamic Obesity

® 19 Hypothalamic Obesity: A Rare, Acquired Form of Obesity Following Injury to the Hypothalamic Region Craniopharyngioma and other suprasellar brain tumors and treatment – tumor resection surgery and radiation – is most common cause MC4R pathway deficiency following injury to hypothalamic region causes reduced energy, hyperphagia and rapid - onset, severe obesity No approved treatments available van Iersel et al. Endo Rev. 2020 (PMID: 30247642)

Setmelanotide and Hypothalamic Obesity: A Transformative Opportunity for Rhythm

5,000 – 10,000*
patients
Estimated U.S. prevalence

~500* additional cases diagnosed in U.S. each year

- ✓ Unmet medical need is high; no approved therapies
- ✓ MC4R pathway deficiency following injury to hypothalamic region
- ✓ Patients are identified; no genetic testing required
- ✓ Patients are engaged with the system receiving specialist care for pituitary complications

*To estimate the number of patients with incident and prevalent craniopharyngioma and astrocytoma with obesity, Rhythm analyzed the literature and used the number of new cases of each per year in the United States, overall survival rates after a diagnosis of each brain tumor type and obesity rates among those patients at diagnosis or post-diagnosis. See appendix for details.

20

Rhythm® PHARMACEUTICALS

Longitudinal Analysis of Patients with Childhood-onset Craniopharyngioma Illustrates Impact of Hypothalamic Involvement in BMI

Patients with CP with hypothalamic involvement develop significant increase in BMI standard deviation



P = .000
P = .001
P = .000
BMI SD
15
10
5
0
-5
n= 21
13
22
43
35
45
not involved
involved

+0.80

Median change in BMI SD

Patients with CP **without hypothalamic involvement** at diagnosis had a minimal median BMI SD increase during the first 8-12 years after diagnosis.

+4.29

Median change in BMI SD

Patients with CP and **with hypothalamic involvement** at diagnosis developed a significant increase in BMI standard deviation during the first 8–12 years after diagnosis

KEY: Body mass index (BMI) SDs is shown for patients at time of diagnosis of CP (white box), 8-12 years after diagnosis (hatched box) and 12+ years after diagnosis. The horizontal line in the middle of each box depicts the median; top and bottom edges of each box respectively mark the 25th and 75th percentiles.

Adapted from Sterkenburg, et. al., *Neuro Oncol*. 2015; doi: 10.1093/neuonc/nov044

21

Rhythm® PHARMACEUTICALS

® 22 HO: Aggressive, Rapid Weight Gain follows Therapy for CP Setmelanotide therapy GLP1 therapy Patient Case Study: Setmelanotide therapy achieved rapid, significant weight loss Patient case of M. Jennifer Abuzzahab, MD, Pediatric Endocrinologist, at Children's Minnesota

® 23 Setmelanotide Achieved Significant BMI Reduction at 16 Weeks in Patients with Hypothalamic Obesity in Phase 2 Trial As presented during The Obesity Society’s ObesityWeek ® 2022, November 1 - 4, 2022 in San Diego, CA Full analysis set population (N=18) − 14.5% mean change in BMI at 16 weeks 16 of 18 patients achieved primary endpoint of > 5% reduction in BMI (P<0.0001) 14 of 18 patients achieved > 10% reduction in BMI

® 24 Setmelanotide Achieved Consistent BMI Reduction at 16 Weeks a −7.0% last on treatment Week 4. b −8.2% last on treatment Week 12. BMI, body mass index; LOCF, last observation carried forward. Patients not achieving ≥10% reduction of BMI at 16 weeks a - 37.2 - 25.7 - 24.5 - 22.7 - 21.1 - 18.4 - 16.1 - 14.4 - 14.4 - 12.8 - 12.7 - 10.2 - 10.0 -40 -35 -30 -25 -20 -15 -10 -5 0 5 BMI reduction from baseline, % - 6.9 - 6.7 - 6 - 2.7 2.3 - 7.0 a - 8.2 b - 10.1 - 2.7 0.4 Week 16/LOCF Reported previously in interim analysis (n=11) First report in full analysis (n=7) Highest BMI percent reduction achieved – 5% change – 10% change

® 25 Mean Percent Change in BMI in Patients With ≥3 Months of Follow - up in the Long - term Extension Trial - 16.8 (n=13) - 21.1 (n=13) - 26.7 (n=5) -45 -40 -35 -30 -25 -20 -15 -10 -5 0 0 4 8 12 16 20 24 28 32 36 40 44 BMI reduction from baseline, % Weeks of index trial treatment Primary study 16 weeks Long - term extension a 13 25 Weeks of LTE treatment Errors bars are the standard deviation. a Fourteen patients have entered the long - term extension trial; one patient had not reached 3 months as of a cut - off date of Septe mber 23, 2022. BMI, body mass index.

® 26 Phase 3 Double - blind, Randomized Controlled Trial with 120 Patients Expected to Begin in Early 2023 BMI, body mass index; QD, once daily. Setmelanotide QD (n=80) Double - blind, placebo - control Placebo QD (n=40) Up to 8 weeks 52 weeks Dose titration Primary endpoint: Mean % change in BMI from baseline to after approximately 52 weeks on a therapeutic regimen of setmelanotide compared with placebo. Screening and Randomization Open - label extension 2:1 setmelanotide: placebo Starting dose for all patients is 0.5mg QD; Maximum dose for patients<6yo is between 1.5mg QD and 3.0mg QD based on body weight; maximum dose for patients >6yo with a body weight of 30 kgs or more is 3.0mg QD.

® 27 Significant Unmet Need with an Active Patients Community Waiting for an Effective Therapy He demonstrated excessive hunger upon returning home from the hospital. He foraged at night. We locked up food to avoid having to stay up all night to monitor his night eating.” -- Caregiver “ Excerpted from FDA Listening Session, hosted in October 2021 by the Raymond A. Wood Foundation Within 6 months I gained 30 pounds and couldn’t get a doctor to even hear my concerns or issues regarding the sudden weight gain and lack of muscle tone.” -- Patient “ Hyperphagia is the biggest cause of low quality of life of all the conditions from the tumor (worse than low vision, diabetes insipidus, adrenal insufficiency, etc.)” -- Patient “ FDA Patient Listening Session on Hypothalamic Obesity

® 28 Clinical Development Meaningful Expansion of Addressable Patient Population

® 29 Multiple Ongoing and Planned Clinical Trials Evaluating Setmelanotide Weekly Formulation Phase 3 Switch Trial Pediatrics Trial Phase 3 Patients aged 2 to <6 years Phase 2 Trial Phase 3 Trial Enrollment complete Hypothalamic obesity Phase 3 Trial planned for 1Q2023 Weekly Formulation Phase 3 de novo Trial planned for 1H2023

EMANATE and DAYBREAK Studies to Drive Significant Expansion of Setmelanotide's Potential Addressable Market

Phase 3 EMANATE Trial€

Four independent sub-studies

6,000†	Heterozygous POMC/PCSK1 deficiency
4,000†	Heterozygous LEPR deficiency
20,000†	SRC1 deficiency
23,000†	SH2B1 deficiency

Phase 2 DAYBREAK Trial — Exploring an additional **10 genes**

Emanate
Obesity and Hunger Clinical Trial

Daybreak
Obesity and Hunger Clinical Trial

† Estimated U.S. patients based on population with early-onset, severe obesity who may benefit from setmelanotide based on sequencing results, current estimated responder rates and that 1.7% of the US population (328M; 2019 US census) presents with severe early onset obesity (Hales et al 2018ǂ); ~95% of individuals with severe early onset obesity remain obese into adulthood (Ward et al 2017); £ U.S. and EU regulatory submissions for BBS and Alström syndrome filed in September and October 2021, respectively. € Planned EMANATE trial would include patients with variants classified as pathogenic, likely pathogenic or suspected pathogenic;

30

Rhythm® PHARMACEUTICALS

® 31 Setmelanotide has been evaluated in 639 patients with obesity, with some individual patient treatment durations now exceeding five years Setmelanotide has been generally well - tolerated Most AEs are mild: • Mild injection site reactions • Hyperpigmentation and skin lesions, mediated by the closely related MC1 receptor • Nausea/vomiting: mild and early in treatment Discontinuations are rare; no increase in CV parameters: • In POMC and LEPR pivotal trials, setmelanotide was not associated with significant changes to blood pressure or heart rate Setmelanotide Generally Well - tolerated Across Development Program Patient experience with setmelanotide* * Data as of March 8, 2021, inclusive of trial participants who received daily or weekly formulation of setmelanotide. Duration on therapy # of patients < 1 year 545 > 1 year 94 > 2 years 40 > 3 years 17 > 4 years 3 > 5 years 2

® 32 Rhythm’s Strategic Priorities for 2023 Execute on U.S. commercial strategy with BBS launch Achieve access and launch IMCIVREE for both BBS and POMC, PCSK1 and LEPR in select international markets Expand IMCIVREE opportunity through additional studies : • EMANATE Ph 3 • Pediatrics Ph 3 • Weekly Ph 3 • DAYBREAK Ph 2 Initiate Phase 3 trial to evaluate setmelanotide in hypothalamic obesity

® 33 Well Capitalized: Cash Sufficient to Fund Planned Operations into at least 2025 $347.8 Million * Cash, cash equivalents and short - term investments as of 09/30/22 Guidance * Cash on hand expected to be sufficient to fund operations into 2025 55.8 Million Common shares outstanding * P artial exercise of the underwriters’ option to purchase additional shares as part of public offering, which resulted in addit ion al net proceeds of $14.2, not included in cash on - hand as of Sept. 30, 2022 ; † Analyst coverage includes all brokerage firms known by the company as of September 2022 to have analysts covering the company . T his list may not be complete and is subject to change. Analyst opinions, estimates or forecasts are their own and may not represent the opinions, estimates or forecasts of the company. Analyst coverage † BofA Securities; Canaccord Genuity; Cowen; Goldman Sachs; Ladenburg Thalmann ; Morgan Stanley; Needham; Stifel; Wells Fargo

® 34 Appendix

® 35 Additional Supporting Slides

® 36 Phase 3 EMANATE 3 Trial to Evaluate Setmelanotide Across Four Genetic Subtypes Four independent sub - studies : allows for independent data readouts and potential registrations Targeted patient populations: Patients with pathogenic, likely pathogenic or suspected pathogenic variants • ~ 5.1% patients with early - onset obesity test positive for eligible variants with Rhythm’s URO Phase 2 data: supportive of probability of success in each study Primary endpoint: BMI better suited to patient population including adults and children First patient: Enrolled in April 2022 Total addressable market : potential of 53,000 patients in the U.S.

® 37 Proof of Concept in HETs, SRC1 and SH2B1 Established in Exploratory Phase 2 Basket Study with Clinically - meaningful Weight Loss at Month 3 34.3% of patients (12/35) achieved the primary endpoint of ≥5% weight loss from baseline at Month 3 Responses to setmelanotide were maintained through 6 and 9 months 30% of patients (9/30) achieved the primary endpoint of ≥5% weight loss or ≥0.15 reduction in BMI Z score from baseline at Month 3 SRC1 Deficiency Obesity SH2B1 Deficiency Obesity HETs Obesity POMC/PCSK1/LEPR Heterozygous Insufficiency 42.9% of patients (15/35) achieved the primary endpoint of ≥5% weight loss or ≥0.15 reduction in BMI Z score from baseline at Month 3

® 38 Long - term BMI Reductions at 12 Months on Setmelanotide Therapy in HETs, SRC1 and SH2B1 Supportive of Success in Phase 3 EMANATE Trial SRC1 Deficiency Obesity SH2B1 Deficiency Obesity HETs Obesity POMC/PCSK1/LEPR Heterozygous Deficiency - 8.7% mean BMI reduction (n=17) at 12 months on therapy - 10.1% mean BMI reduction (n=8) at 12 months on therapy - 9.7% mean BMI reduction (n=14) at 12 months on therapy * As presented at the Endocrine Society Annual Meeting & Expo (ENDO 2022) held J une 11 - 14, 2022 in Atlanta.

® 39 ACMG Variant Classification Can Inform MC4R Pathway Deficit and Potentially Setmelanotide Response Pathogenic Likely pathogenic VUS Likely benign Benign Number of variants Pathway impact science *ACMG Guidelines Richards et al, 2015 Variants of Uncertain Significance • Largest category of rare variants • Inherently heterogeneous Suspected pathogenic

Phase 3 EMANATE Trial Comprised of Four Independent Sub-studies

Design allows for independent data readouts in each sub-study and potential registration for each gene

a.	**POMC/ PCSK1***	**86** patients	• Pathogenic • Likely pathogenic • VUS*-Suspected pathogenic
b.	**LEPR***	**86** patients	• Pathogenic • Likely pathogenic • VUS-Suspected pathogenic
c.	**SRC1**	**112** patients	• All VUS
d.	**SH2B1**	**112** patients	• Pathogenic • Likely pathogenic • VUS

Enrollment 12-18 Months

Each sub-study: Patients randomized 1:1

Setmelanotide

Placebo

Open-label extension

52 weeks

Endpoints

- Primary: Difference in mean percent change in BMI from baseline to 52 weeks in setmelanotide arm compared to placebo arm
- Key secondary: Additional measurements of effects on weight-related and hunger/hyperphagia endpoints

* VUS – Variant of uncertain significance.

40

Rhythm® PHARMACEUTICALS

® 41 Heterozygous POMC/PCSK1 and LEPR sub - studies are 90% powered to show >8% treatment effect vs. placebo SRC1 and SH2B1 sub - studies are 90% powered to show >7% treatment effect vs. placebo Assumption to achieve mean treatment effect v placebo: • The placebo group is not expected to lose weight, even with lifestyle intervention • The placebo group may even gain 2% over 52 weeks • Setmelanotide non - responders demonstrate treatment effect (weight loss, BMI reduction) relative to placebo • Setmelanotide responders anticipated to demonstrate >10% treatment effect at 52 weeks • Setmelanotide mean treatment effect (weighted responder and non - responder) anticipated to be >8% at 52 weeks EMANATE Primary Endpoint: Difference in Mean Percent Change in BMI at 52 Weeks Compared to Placebo PLP: pathogenic, likely pathogenic or suspected pathogenic

® 42 EMANATE Secondary Endpoints to Illustrate Effect on Weight and Hunger Secondary endpoints • Proportion of patients who achieve at least 5% reduction in BMI at 52 weeks compared to placebo • Proportion of patients who achieve at least 10% reduction in BMI at 52 weeks compared to placebo • Difference in mean change in body weight at 52 weeks in adult patients (age ≥18 years at baseline) compared to placebo, assessed as change in body weight • Mean percent change in the weekly average most hunger score at 52 weeks compared to placebo • Mean body weight loss, % body weight loss in responders with ≥5% body weight loss in adult patients (if > 18 years at baseline), and a decrease in % of BMI by 3% in pediatric/adolescent patients (age <18 years at baseline) after 12 weeks compared to placebo • Mean change in symptoms of hyperphagia and impacts of hyperphagia at 52 weeks compared to placebo

Phase 2 Daybreak Trial to Evaluate Setmelanotide Across 10 New Genes

Daybreak

Obesity and Hunger Clinical Trial

Relevance to MC4R Pathway: Rhythm's ClinGen-based framework suggests all 10 genes have very strong relevance to MC4R Pathway

Efficient, two-stage trial design

- **16-week, open-label run-in** in allows for fast signal-seeking in individual gene cohorts
- **24-week, double-blind treatment** period enables robust proof of concept
- Each genetic cohort can read out independently

First patient: Enrolled in January 2022

Approximately 13.1% of patients with early-onset obesity test positive for DAYBREAK-eligible variants with Rhythm's URO

43

Rhythm® PHARMACEUTICALS

® 44 Phase 2 DAYBREAK Trial Designed to Evaluate Setmelanotide Therapy in 10 Genes with Strong or Very Strong Relevance to MC4R Pathway ≥12 years starting dose 2 mg 6 to <12 years starting dose 1 mg 6 to <12 years dose titration to 2 mg Open - label dose titration 2 weeks Screening 2 - 8 weeks 10 weeks Open - label treatment at therapeutic dose 3 mg Open - label run - in Week 0 (baseline) Week 16 Screening Visit 1 a R 2:1 Placebo Randomized, double - blind Setmelanotide 3 mg 24 weeks End of study visit a Visit 14 Week 40 (primary assessment) Final visit Stage 1 Stage 2 Responder? Yes No End of study visit Week 44 a Virtual visit. R, randomization.

® 45 International one - year, open - label study Enrollment complete with 12 patients • Half with biallelic POMC, PCSK1 or LEPR deficiency • Half with BBS Primary endpoint: Responder analysis based on proportion of patients who experience a decrease in BMI - Z of ≥0.2 Secondary endpoints : S afety and tolerability Enrollment Completed in Phase 3 Trial in Pediatric Patients Ages 2 to 6 Rare genetic diseases of obesity often present early in life

® 46 Phase 3 randomized, double - blind “switch study” initiated in 4Q 2021 • Enrollment: 30 patients with BBS or biallelic or heterozygous POMC, PCSK1 or LEPR deficiency who have who have been on open - label QD setmelanotide treatment for at least 6 months • Randomized 1:1 for 13 weeks of double - blind administration of QD vs QW, followed by crossover to 13 weeks open - label QW for all patients • Primary endpoint: responder analysis, based on the proportion of patients with no weight gain of 5 percent or greater from baseline to week 13 Phase 3 randomized, double - blind, placebo - controlled “de novo” study of once - weekly (QW) formulation of setmelanotide to be initiated in 1H 2023 • Enrollment: 40 setmelanotide - naïve patients with BBS (~60% adults) • 18 weeks of double - blind administration of QW vs placebo, followed by crossover to 14 weeks of open - label QW administration of setmelanotide for all patients • Primary endpoint: Mean change in weight compared to placebo Phase 3 Trials Evaluating Weekly Formulation of Setmelanotide Weekly formulation of setmelanotide designed to improve compliance and adherence

® 47 Primary endpoint is the proportion of patients by gene who enter Stage 2 and are responders compared to placebo • Responders > 18 years who achieve 10% or greater body weight reduction from baseline • Responders <18 years who achieve BMI reduction of > 0.3 from baseline Secondary endpoints by gene • Proportion of patients who meet 5% weight loss criteria to enter Stage 2 compared to historic rate of 5% • Mean change and percent change in body weight in patients > 18 years of age compared to placebo • Mean BMI - Z change in patients <18 years of age compared to placebo • Mean change in waist circumference in patients > 12 years of age compared to placebo • Mean % change in weekly average hunger • Overall safety and tolerability Other secondaries: physical functioning scores and quality of life measures vs placebo DAYBREAK Phase 2 Trial Design and Endpoints Enable Rapid Path to Proof of Concept Based on Individual Genes

Vast Majority of BBS Patients* had Clinically Meaningful Response to Setmelanotide at One Year on Therapy in Pivotal Study

Phase 3 trial achieved all predefined primary and key secondary endpoints

Adults ≥ 18 years old (n=15)

46.7%
(7/15) had
≥10% weight reduction

60%
(9/15) had
≥5% weight reduction

−9.1% mean % **change in BMI**

Patients younger than 18 (n=14)

85.7%
(12/14**) had a
reduction in BMI-Z ≥0.2

−0.75
points
mean change in BMI Z score

−9.5% mean % **change in BMI**

*A total of 28 patients were older than 12 years old and included in the primary analysts set, 15 adults and 13 patients between the ages of 12 and 18; ** One patient was younger than 12 at enrollment and therefore not evaluable in for the primary endpoint; As presented on Dec. 22, 2020, corporate conference call, reflecting data cut-off of Dec 2. 2020, and as presented at The Endocrine Society Annual Meeting in March 2021.

48

Rhythm® PHARMACEUTICALS

® 49 Phase 3 Trial: Setmelanotide Led to Significant BMI Reduction in Patients with BBS Versus Placebo at Week 14 As presented at ESPE 2021 – 59th Annual European Society for Paediatric Endocrinology Meeting, September 2021. Difference: - 3.8% P <0.05 Patients with BBS treated with setmelanotide achieved an average BMI reduction of −1.5 kg/m 2 (−3.8%) at Week 14 compared with patients on placebo who saw negligible weight loss ( P <0.05) 14 - week placebo - controlled data - 4.3% - 0.5% -9 -8 -7 -6 -5 -4 -3 -2 -1 0 1 Setmelanotide N=16 Placebo N=16 Average change in BMI, % Percent BMI Change From Baseline

Phase 3 Trial Setmelanotide Achieved Clinically Meaningful Improvements in Health-related Quality of Life (HRQOL) in Patients with BBS

85% of patients reported clinically meaningful improvements or preserved non-impaired health related quality of life status

Impact of Setmelanotide on HRQOL

	Adults (≥18 years old)	Children (8-17 years old)
Patients, n	11	9
	IWQOL-Lite total score*	PedsQL total score**
Baseline, mean (standard deviation)	74.9 (12.6)	67.2 (18.9)
Change at week 52, mean (SD)	**+12.0 (10.8)**	**+11.2 (14.4)**

***Impact of weight on quality of life or IWQOL:** Is a zero to 100 range, with zero being the worst possible and 100 best possible score. A total score increase of 7.7 to 12 is considered clinically meaningful improvement; Pre-defined ranges are: Impairment: <71.8 = severe, 71.9-79.4 = moderate, 79.5-87.0 = mild, 87.1-94.6 = none.
****Pediatric quality of life inventory or PedsQL:** Also zero to 100, with zero being the worst and 100 best possible score. A total score increase of 4.44 or greater is considered clinically meaningful. Impairment is defined as a score < 68.2.

50

Rhythm® PHARMACEUTICALS

® 51 Mean % Change in Body Weight Visit BL V2 V3 V4 V5 V6 V7 V8 V9 V10 V11 V12 FV 0% – 5% – 10% – 15% – 20% – 25% Mean % Change in Body Weight BL V2 V3 V4 V5 V6 V7 V8 V9 V10 V12 FV 0% – 2% – 4% – 6% – 8% – 12% – 10% U.S. and EU Approvals of IMCIVREE Based on Phase 3 Data from Largest Studies Conducted in Obesity due to POMC, PCSK1 or LEPR Deficiency PCSK1, proprotein convertase subtilisin/kexin type 1; POMC, proopiomelanocortin; V, visit; FV, final visit . Reference: IMCIVREE Prescribing Information; * Data as of Nov. 16, 2020 cutoff as presented on Dec. 22, 2020 corporate conference call. POMC/PCSK1 5.5 kg mean increase in weight during double - blind withdrawal period* LEPR 5.0 kg mean increase in weight during double - blind withdrawal period* of participants achieved ≥10% weight loss (95% CI, 44.39% to 97.48%); P= 0.0002; n=10 PRIMARY ENDPOINT of participants achieved ≥10% weight loss (95% CI, 16.75% to 76.62%); P <0.0002; n=11 PRIMARY ENDPOINT 80% 45.5% Long - term extension study: • 12 of 15 eligible POMC patients enrolled * • 12 of 15 eligible LEPR patients enrolled * V11 Supplemental patients: • 100% of POMC (n=4) and LEPR (n=4) supplemental patients achieved >10% weight loss*